American Beacon Crescent Short Duration High Income Fund

American Beacon GLG Total Return Fund

Supplement dated March 27, 2020

to the

Prospectuses and Summary Prospectuses dated May 31, 2019, as previously amended or supplemented

As previously reported to you, upon the recommendation of American Beacon Advisors, Inc., the Board of Trustees (the “Board”) of American Beacon Funds approved a plan to liquidate and terminate the American Beacon Crescent Short Duration High Income Fund (“Crescent Fund”) and the American Beacon GLG Total Return Fund (the “GLG Fund,” and together with the Crescent Fund, the “Funds”). The liquidation date for each Fund, which previously was on or about April 30, 2020, has changed. The new liquidation date for each Fund is currently expected to be on or about June 30, 2020 (the “Liquidation Date”).

In anticipation of the liquidation, effective March 5, 2020, each Fund was closed to new shareholders. To prepare for the liquidation of the Funds, Crescent Capital Group LP, the sub-advisor to the Crescent Fund, and GLG LLC, the sub-advisor to the GLG Fund, may need to increase the portion of the relevant Fund’s assets held in cash and similar instruments in order to pay for that Fund’s expenses and to meet redemption requests. The Funds may no longer be pursuing their respective investment objectives during this transition. Each Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about the Liquidation Date. These shareholder redemptions may be taxable events. Once the shareholder redemptions are complete, the Funds will terminate.

Please note that you may be eligible to exchange your shares of a Fund at net asset value per share at any time prior to the Liquidation Date for shares of the same share class of another American Beacon Fund under certain limited circumstances. You also may redeem your shares of a Fund at any time prior to the Liquidation Date. No sales charges, redemption fees or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events for shareholders.

In connection with its liquidation, each Fund may declare taxable distributions of its net investment income and net capital gain in advance of its Liquidation Date.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss a Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1-800-658-5811, Option 1. If you purchased shares of a Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary for further details.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE